MET INVESTORS SERIES TRUST

SUPPLEMENT DATED AUGUST 29, 2014

TO THE

SUMMARY PROSPECTUS DATED APRIL 28, 2014

LORD ABBETT BOND DEBENTURE PORTFOLIO

Effective October 1, 2014, the following change will be made to the summary prospectus of Lord Abbett Bond Debenture Portfolio (the “Portfolio”), a series of Met Investors Series Trust.

The disclosure regarding the Portfolio’s portfolio manager in the section entitled “Management – Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is currently managed by a team of investment professionals. Steven F. Rocco, Partner and Portfolio Manager, heads the team and has managed the Portfolio since 2014. Robert A. Lee, Partner and Director of Taxable Fixed Income, is a senior member of the team and has managed the Portfolio since 2014.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

1